SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: December 15, 2003
HOUSEHOLD AUTOMOTIVE TRUST VI, SERIES 2000-3 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Servicer of the Trust) (Exact name as specified in Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Servicer)	333-84129-03 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer)	60070 (Zip Code)
Servicer's telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99

Monthly Servicers Certificate to Trustee dated December 15, 2003 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of August 28, 2000 (the "Sale and Servicing Agreement") among Household Automotive Trust VI, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and JP Morgan Chase Bank (formally known as The Chase Manhatten Bank), as Indenture Trustee, with respect to Class A Notes, Series 2000-3.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Servicer of and on behalf of the HOUSEHOLD AUTOMOTIVE TRUST VI, SERIES 2000-3 (Registrant)

By: /s/ P.D. Schwartz Patrick D. Schwartz Authorized Representative

Dated: December 23, 2003

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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Servicers Certificate to Trustee dated December 15, 2003 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of August 28, 2000 (the "Sale and Servicing Agreement") among Household Automotive Trust VI, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and JP Morgan Chase Bank (formally known as The Chase Manhatten Bank), as Indenture Trustee, with respect to Class A Notes, Series 2000-3.

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